UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2016

REDWOOD MORTGAGE INVESTORS VIII,

a California Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	000-27816	94-3158788
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1825 S. Grant Street, Suite 250
San Mateo, CA	94402-2678
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 365-5341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The report titled “Determination of Fair Value per Unit of Limited Partnership Interest for Redwood Mortgage Investors VIII, a California Limited Partnership (RMI VIII) at December 31, 2015” issued by Redwood Mortgage Corp., a general partner of Redwood Mortgage Investors VIII, is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	A report titled “Determination of Fair Value per Unit of Limited Partnership Interest for Redwood Mortgage Investors VIII, a California Limited Partnership (RMI VIII) at December 31, 2015” issued by Redwood Mortgage Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD MORTGAGE INVESTORS VIII, a California Limited Partnership

By:	Redwood Mortgage Corp., a General Partner

	By:	/s/ Michael R. Burwell
	Name:	Michael R. Burwell
	Title:	President, Secretary and Treasurer

Date: April 29, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	A report titled “Determination of Fair Value per Unit of Limited Partnership Interest for Redwood Mortgage Investors VIII, a California Limited Partnership (RMI VIII) at December 31, 2015” issued by Redwood Mortgage Corp.